                                                                    EXHIBIT 99.9


                               SUBSIDIARY GUARANTY

     This SUBSIDIARY GUARANTY (as amended, supplemented, or otherwise modified from time to time, this "Guaranty"), dated as of December 20, 2001 by Covad Communications Company, a California corporation (the "Guarantor"), is made in favor of and for the benefit of SBC Communications Inc., a Delaware corporation (the "Lender").

                                    RECITALS

     WHEREAS, Covad Communications Group, Inc., a Delaware corporation (the "Borrower") and the Lender are parties to that certain Credit Agreement, dated as of November 12, 2001 (as amended, supplemented or otherwise modified and supplemented and in effect from time to time, the "Credit Agreement", and capitalized terms used herein without definition shall have the meanings given such terms in the Credit Agreement); and

     WHEREAS, it is a condition to the Lender entering into the Credit Agreement and extending the loan thereunder that the Guarantor executes and delivers this Guaranty; and

     WHEREAS, the Guarantor desires to execute and deliver this Guaranty; and

     WHEREAS, the Guarantor is a wholly owned subsidiary of the Borrower and the Guarantor derives substantial economic benefits from the extensions of credit to the Borrower as provided in the Credit Agreement;

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and affirmed, and in order to induce the Lender to enter into the Credit Agreement, the Guarantor agrees as follows:

                                    ARTICLE I

                                   DEFINITIONS

     1.1 Defined Terms. As used in this Guaranty, the following terms shall have the following meanings unless the context otherwise requires:

          "Guaranty" means this Guaranty, as it may be amended, supplemented or otherwise modified from time to time.

          "Payment in full," "paid in full" or any similar term means the payment in full of (i) all amounts due or to become due or payable to the Lender pursuant to Section 8.4.1 of the Resale Agreement, dated as of November 12, 2001 (the "Resale Agreement"), among the Borrower, Covad Communications Company and the Lender (the "Prepayment Balance") and (ii) the Obligations (as defined in the Credit Agreement and, together with the Prepayment Balance, referred to collectively herein as the "Obligations") including, without limitation, all principal, interest, costs, fees and expenses (including, without limitation, reasonable legal fees and expenses) of the Lender as expressly required by the Resale Agreement and the Credit Agreement.


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     1.2 Certain Terms.

     (a) The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Guaranty as a whole, and not to any particular Article, Section, subsection or clause in this Guaranty

     (b) References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Guaranty unless otherwise specifically provided.

     (c) Whenever the words "include," "includes" or "including" are used in this Guaranty, they shall be deemed to be followed by the words "without limitation."

                                   ARTICLE II

                               GUARANTY PROVISIONS

     2.1 Guaranty. The Guarantor hereby irrevocably and unconditionally

     (a) guarantees, as a primary obligor and not merely as a surety, the full and punctual payment when due of all Obligations, whether at stated maturity, by mandatory prepayment, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. ss. 362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. ss.502(b) and ss.506(b)), in each case in accordance herewith. The term "Obligations" is used herein in its most comprehensive sense and includes any and all obligations of the Borrower in respect of notes, advances, borrowings, loans, debts, interest, fees, costs, expenses (including reasonable legal fees and expenses of counsel), indemnities and liabilities of whatsoever nature now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, regardless of class, whether due or not due, and however arising under or in connection with the Resale Agreement or the Credit Agreement, as applicable including those arising under successive borrowing transactions under the Credit Agreement which shall either continue such obligations of the Borrower or from time to time renew them after they have been satisfied; and

     (b) agrees that, if any payment made by the Borrower or any other Person and applied to the Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaired, or the proceeds of Collateral are required to be returned by the Lender to the Borrower, its estate, trustee, receiver or any other party, including the Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the Guarantor's liability hereunder (and any Lien or other Collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto this Guaranty shall have been cancelled or surrendered (and if any Lien or other Collateral securing the Guarantor's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), this Guaranty (and such Lien or other Collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of the Guarantor in respect of the amount of such payment (or any Lien or other Collateral securing such obligation).


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     2.2 Limitation on Amount Guaranteed. Any term or provision of this Guaranty to the contrary notwithstanding, the obligations of the Guarantor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of the Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of the Guarantor (i) in respect of intercompany indebtedness to the Borrower or other Affiliates of the Borrower to the extent that such indebtedness would be discharged in an amount equal to the amount paid by the Guarantor hereunder and
(ii) under any guaranty of subordinated indebtedness which guaranty contains a limitation as to maximum amount similar to that set forth in this Section 2.2, pursuant to which the liability of the Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of the Guarantor pursuant to applicable law or pursuant to any agreement.

     2.3 Guaranty Absolute and Unconditional. The Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Obligations. In furtherance of the foregoing and without limiting the generality thereof, the Guarantor agrees as follows:

          (a) This Guaranty is a Guaranty of payment and not of collectibility.

          (b) The obligations of the Guarantor hereunder are independent of the obligations of any other guarantor or the obligations of the Borrower, and a separate action or actions may be brought and prosecuted against the Guarantor whether or not any action is brought against the Borrower or any such other guarantor and whether or not the Borrower and/or any such guarantor are joined in any such action or actions.

          (c) Payment by the Guarantor of a portion, but not all, of the Obligations shall in no way limit, affect, modify or abridge the Guarantor's liability for any portion of the Obligations which has not been paid. Without limiting the generality of the foregoing, if the Lender is awarded a judgment in any suit brought to enforce the Guarantor's covenant to pay a portion of the Obligations, such judgment shall not be deemed to release the Guarantor from its covenant to pay the portion of the Obligations that is not the subject of such suit, and such judgment shall not, except to the extent satisfied by the Guarantor, limit, affect, modify or abridge any other Guarantor's liability hereunder in respect of the Obligations.

          (d) The Lender, upon five Business Days' written notice, without affecting the validity or enforceability of this Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of the Guarantor's liability hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Obligations; (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Obligations or any



                                       3

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     agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Obligations and take and hold security for the payment of this Guaranty or the Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Obligations, any other guaranties of the Obligations, or any other obligation of any Person (including any other Guarantor) with respect to the Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of the Lender in respect of this Guaranty or the Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that the Lender may have against any such security, as the Lender in its discretion may determine consistent with the Resale Agreement or the Credit Agreement and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of the Guarantor against the Borrower or any security for the Obligations; and (vi) exercise any other rights available to it.

          (e) This Guaranty and the obligations of the Guarantor hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (except to the extent of payment of the Obligations), including the occurrence of any of the following, whether or not the Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce, or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising at law, in equity or otherwise) with respect to the Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including provisions relating to events of default) of the Resale Agreement or the Credit Agreement or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Obligations, in each case whether or not in accordance with the terms of the Credit Agreement or any agreement relating to such other guaranty or security; (iii) the Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received from the proceeds of any security for the Obligations, except to the extent such security also serves as collateral for indebtedness other than the Obligations) to the payment of indebtedness other than the Obligations, even though the Lender might have elected to apply such payment to any part or all of the Obligations; (v) the Lender's consent to the change, reorganization or termination of the corporate structure or existence of the Borrower or any subsidiary of the Borrower and to any corresponding restructuring of the Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Obligations;
     (vii) any defenses, setoffs or counterclaims which any Borrower may allege or assert against the Lender in respect of the Obligations, including failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of the Guarantor as an obligor in respect of the Obligations.


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     2.4 Waivers by Guarantor. The Guarantor hereby waives, for the benefit of the Lender:

     (a) any right to require the Lender, as a condition of payment or performance by the Guarantor, to (i) proceed against any Borrower, any other guarantor of the Obligations or any other Person, (ii) proceed against or exhaust any security held from any Borrower, any other guarantor of the Obligations or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of the Lender in favor of any Borrower or any other Person, or (iv) pursue any other remedy in the power of the Lender whatsoever;

     (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of the Borrower including any defense based on or arising out of the lack of validity or the unenforceability of the Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of the Borrower from any cause other than payment in full of the Obligations;

     (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

     (d) any defense based upon the Lender's errors or omissions in the administration of the Obligations;

     (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of the Guarantor's obligations hereunder, (ii) the benefit of any statute of limitations affecting the Guarantor's liability hereunder or the enforcement hereof, (iii) any rights to setoffs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that the Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto;

     (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default under the Resale Agreement or the Credit Agreement or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Obligations or any agreement related thereto, notices of any extension of credit to the Borrower and notices of any of the matters referred to in Section 2.3 and any right to consent to any thereof; and

     (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate Guarantor or sureties, or which may conflict with the terms of this Guaranty.

     2.5 Payment by Guarantor; Application of Payments. Subject to the provisions of Section 2.2, the Guarantor hereby agrees, in furtherance of the foregoing and not in limitation of any other right which the Lender or any other Person may have at law or in equity against the Guarantor by virtue hereof, that upon the failure of the Borrower to pay any of the Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C.



                                       5

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ss. 362(a), and the operation of Sections 502(b) and 506(b) of the United States
Bankruptcy Code, 11 U.S.C. ss.502(b) and ss.506(b)), the Guarantor will upon demand pay, or cause to be paid, in cash, to the Lender, an amount equal to the sum of the unpaid principal amount of all Obligations then due as aforesaid, accrued and unpaid interest on such Obligations (including interest which, but for the filing of a petition in bankruptcy with respect to the Borrower or any guarantor of the Obligations, would have accrued on such Obligations, whether or not a claim is allowed against the Borrower or any guarantor of the Obligations for such interest in any such bankruptcy proceeding) and all other Obligations then owed to Lender as aforesaid. All such payments shall be applied promptly from time to time by the Lender:

          First, to the payment of the costs and expenses of any collection or other realization under this Guaranty, including reasonable fees and expenses of the Lender and its counsel, and all expenses, liabilities and advances made or incurred by the Lender in connection therewith;

          Second, to the payment of all other Obligations in the order set forth in the Resale Agreement or the Credit Agreement, as applicable; and

          Third, after payment in full of all Obligations, to the payment to the Guarantor, or their respective successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such payments.

     2.6 Guarantor's Rights of Subrogation, Contribution, Etc. The Guarantor hereby waives any claim, right or remedy, direct or indirect, that the Guarantor now has or may hereafter have against the Borrower or any of its assets in connection with this Guaranty or the performance by the Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (a) any right of subrogation, reimbursement or indemnification that the Guarantor now has or may hereafter have against the Borrower, (b) any right to enforce, or to participate in, any claim, right or remedy that the Lender now has or may hereafter have against the Borrower, and
(c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by or for the benefit of the Lender. In addition, until the Obligations shall have been paid in full, the Guarantor shall withhold exercise of any right of contribution the Guarantor may have against any other guarantor of the Obligations. The Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification the Guarantor may have against the Borrower or against any collateral or security, and any rights of contribution the Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights the Lender may have against the Borrower, to all right, title and interest the Lender may have in any such collateral or security, and to any right the Lender may have against such other guarantor. If any amount shall be paid to the Guarantor on account of any such subrogation, reimbursement, indemnification or contribution rights at any time when all Obligations shall not have been paid in full, such amount shall be held in trust for the Lender and shall forthwith be paid over to the Lender to be credited



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and applied against the Obligations, whether matured or unmatured, in accordance with the terms hereof.

     2.7 Subordination of Other Obligations. Any indebtedness of the Borrower now or hereafter held by the Guarantor is hereby subordinated in right of payment to the Obligations, and any such indebtedness of the Borrower to the Guarantor collected or received by the Guarantor after an Event of Default has occurred and is continuing shall be held in trust for the Lender and shall forthwith be paid over to the Lender to be credited and applied against the Obligations but without affecting, impairing or limiting in any manner the liability of the Guarantor under any other provision of this Guaranty.

     2.8 Expenses. The Guarantor agrees to pay, or cause to be paid, on demand, and to save the Lender harmless against liability for, any and all costs and expenses (including reasonable fees and disbursements of counsel and allocated costs of internal counsel) incurred or expended by the Lender in connection with the enforcement of or preservation of any rights under this Guaranty.

     2.9 Continuing Guaranty. This Guaranty is a continuing Guaranty and shall remain in effect until all of the Obligations shall have been paid in full. The Guarantor hereby irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Obligations.

     2.10 Authority of the Guarantor or the Borrower. It is not necessary for the Lender to inquire into the capacity or powers of the Guarantor or the Borrower or the officers, directors or the Lender acting or purporting to act on behalf of any of them.

     2.11 Financial Condition of the Borrower. Any Term Loan or other payments may be granted to the Borrower or continued from time to time without notice to or authorization from the Guarantor regardless of the financial or other condition of the Borrower at the time of any such grant or continuation. The Lender shall have no obligation to disclose or discuss with the Guarantor its assessment, or the Guarantor's assessment, of the financial condition of the Borrower. The Guarantor has adequate means to obtain information from the Borrower on a continuing basis concerning the financial condition of the Borrower and its ability to perform their obligations, and the Guarantor assumes the responsibility for being and keeping informed of the financial condition of the Borrower and of all circumstances bearing upon the risk of nonpayment of the Obligations. The Guarantor hereby waives and relinquishes any duty on the part of the Lender to disclose any matter, fact or thing relating to the business, operations or conditions of the Borrower now known or hereafter known by the Lender.

     2.12 Rights Cumulative. The rights, powers and remedies given to the Lender by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to the Lender by virtue of any statute or rule of law or any agreement between the Guarantor and the Lender or between the Borrower and the Lender. Any forbearance or failure to exercise, and any delay by the Lender in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.


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     2.13 Reinstatement of Guaranty. If all or any portion of the Obligations are paid by the Borrower, the obligations of the Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from the Lender as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Obligations for all purposes under this Guaranty.

     2.14 Notice of Events. As soon as the Guarantor obtains knowledge thereof, the Guarantor shall give the Lender written notice of any condition or event which has resulted in (a) a material adverse change in the financial condition of the Guarantor or the Borrower or (b) a breach of or noncompliance with any term, condition or covenant contained herein or in the Resale Agreement or the Credit Agreement or any other document delivered pursuant hereto or thereto.

     2.15 Setoff. In addition to any other rights the Lender may have under law or in equity, if any amount shall at any time be due and owing by the Guarantor to the Lender under this Guaranty, the Lender is authorized at any time or from time to time, with five Business Days written notice (any such notice being hereby expressly waived), to setoff and to appropriate and to apply any and all deposits (general or special, whether matured or unmatured) and any other indebtedness of the Lender owing to the Guarantor and any other property of the Guarantor held by the Lender to or for the credit or the account of the Guarantor against and on account of the Obligations and liabilities of the Guarantor to the Lender under this Guaranty.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     In order to induce the Lender to accept this Guaranty and to enter into the Resale Agreement and the Credit Agreement and to make the Term Loan and payments thereunder, the Guarantor hereby represents and warrants to the Lender that the following statements are true and correct:

     3.1 Corporate Existence. The Guarantor is validly existing and in good standing under the laws of the state of its incorporation, has the corporate power to own its assets and to transact the business in which it is now engaged and is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, except for failures to be so qualified, authorized or licensed that would not in the aggregate have a material adverse effect on the business, operations, assets or financial condition of the Guarantor.

     3.2 Corporate Power; Authorization; Enforceable Obligations. The Guarantor has the corporate power, authority and legal right to execute, deliver and perform this Guaranty and all obligations required hereunder and has taken all necessary corporate action to authorize its Guaranty hereunder on the terms and conditions hereof and its execution, delivery and performance of this Guaranty and all obligations required hereunder. No consent of any other


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Person including stockholders and creditors of the Guarantor, and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required by the Guarantor in connection with this Guaranty or the execution, delivery, performance, validity or enforceability of this Guaranty and all obligations required hereunder. This Guaranty has been, and each instrument or document required hereunder will be, executed and delivered by a duly authorized officer of the Guarantor, and this Guaranty constitutes, and each instrument or document required hereunder when executed and delivered by the Guarantor hereunder will constitute, the legally valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms.

     3.3 No Legal Bar to this Guaranty. The execution, delivery and performance of this Guaranty and the documents or instruments required hereunder, and the use of the proceeds of the borrowings under the Credit Agreement and payments under the Resale Agreement, will not violate any provision of any material existing law or regulation binding on the Guarantor, or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on the Guarantor, or the certificate of incorporation or bylaws of the Guarantor or any securities issued by the Guarantor, or any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which the Guarantor is a party or by which the Guarantor or any of its assets may be bound, which would have a material adverse effect on the business, operations, assets or financial and will not result in, or require, the creation or imposition of any Lien on any of its property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking.

                                   ARTICLE IV

                                  MISCELLANEOUS

     4.1 Acknowledgement Regarding Certain Environmental Obligations. The Guarantor hereby acknowledges and agrees that the Obligations include the Borrower's obligation under the Credit Agreement to comply with the Comprehensive Environmental Response, Compensation and Liability Act of 1980 and all other Environmental Laws and to indemnify and hold harmless the Lender from and against any and all liability arising out of, or in connection with the presence of any Contaminant or the occurrence of any Release at any property of the Borrower or the Guarantor given as security for the Obligations, and the Guarantor hereby expressly guarantees the payment, performance and discharge of such obligations and liabilities of the Borrower.

     4.2 Notices, Etc. All notices and other communications provided for in this Guaranty shall be in writing and mailed, telecopied or delivered by hand, if to the Guarantor, at its address at

                  Covad Communications Company
                  3420 Central Expressway
                  Santa Clara, CA 95051
                  Attention: Christine Morris
                  Telecopy: (408) 616-6604



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                  with a copy to:

                  Irell & Manella LLP
                  1800 Avenue of the Stars
                  Los Angeles, California  90067
                  Attention:  Meredith Jackson
                  Telephone: (310) 203-7953
                  Telecopy:   (310) 203-7199
                  Email:  mjackson@irell.com

                  if to the Lender, at its address at

                  SBC Communications Inc.
                  175 East  Houston, 11th Floor
                  San Antonio, Texas  78205
                  Attention:  Richard G. Dennis
                  Telephone:  (210) 351-3326
                  Telecopy:   (210) 351-3488

                  with a copy to:

                  Weil, Gotshal & Manges LLP
                  700 Louisiana
                  Suite 1600
                  Houston, Texas  77002
                  Attention: Charles E. Harrell
                  Telecopy: (713) 224-9511

or, as to the Borrower or the Lender, at such other address as shall be designated by such party in a written notice to the other party. All such notices and communications hereunder shall, when mailed, telecopied or delivered, be effective three (3) Business Days after being deposited in the mails, postage prepaid, when telecopied with confirmation of receipt, or when delivered by hand to the addressee or its agent, respectively, except that notices and communications to the Lender by telecopy shall not be effective unless one of the Attention Persons has received telephonic notice thereof.

     4.3 No Waiver; Remedies. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     4.4 Severability. In case any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.



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

     4.5 Amendments and Waivers. No amendment, modification, termination or waiver of any provision of this Guaranty, or consent to any departure by the Guarantor therefrom, shall in any event be effective without the written concurrence of Lender and Guarantor. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

     4.6 Section Headings. Section and subsection headings in this Guaranty are included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose or be given any substantive effect.

     4.7 GOVERNING LAW. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO, INCLUDING THE INTERPRETATION, CONSTRUCTION, VALIDITY AND ENFORCEABILITY THEREOF, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO CHOICE OF LAW PROVISIONS.

     4.8 Successors and Assigns. This Guaranty is a continuing Guaranty and shall be binding upon the Guarantor and its successors and assigns. This Guaranty shall inure to the benefit of the Lender and its successors and assigns. The Guarantor shall not assign this Guaranty or any of the rights or obligations of the Guarantor hereunder without the prior written consent of the Lender. The Lender may, without notice or consent, assign its interest in this Guaranty in whole or in part. The terms and conditions of this Guaranty shall inure to the benefit of any transferee or assignee of any Term Loan or other Obligations, and in the event of such transfer or assignment the rights and privileges herein conferred upon the Lender shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

     4.9 Entire Agreement. Subject to the terms of the Dispute Resolution Agreement, this Guaranty, together with the Resale Agreement, the Credit Agreement and all of the other Loan Documents and all agreements, instruments, certificates and documents delivered hereunder or thereunder, embodies the entire agreement of the Guarantor and the Lender and supercedes all prior oral or written agreements and understandings relating to the subject matter hereof. No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify any terms of this Guaranty. There are no conditions to the full effectiveness of this Guaranty.

     4.10 Further Assurances. At any time or from time to time, upon the request of the Lender, the Guarantor shall execute and deliver such further documents and do such other acts and things as the Lender may reasonably request in order to effect fully the purposes of this Guaranty.

     4.11 Counterparts; Effectiveness. This Guaranty may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original for all purposes; but all such counterparts together shall constitute but one and the same instrument. This Guaranty shall become effective as to the Guarantor upon the execution of a counterpart hereof by the


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Guarantor (whether or not a counterpart hereof shall have been executed by any other Guarantor) and receipt by the Lender of written or telephonic notification of such execution and authorization of delivery thereof.

     4.12 Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower and the Lender and thereafter shall be binding upon and inure to the benefit of the Borrower, the Lender and their respective successors and assigns, except that the Borrower shall not have the right to assign their respective rights hereunder or any interest herein.

     4.13 Survival of Agreement and Warranties. All agreements, representations and warranties made herein shall survive the execution and delivery of this Guaranty and any increase in the Obligations under the Resale Agreement or the Credit Agreement.



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

     IN WITNESS WHEREOF, the undersigned Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                          COVAD COMMUNICATIONS COMPANY

                                          By: /s/ Charles Hoffman
                                              --------------------------------
                                              Name:  Charles Hoffman
                                              Title: President


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